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Exhibit 99.1

Rocket Lab Announces Third Quarter 2024 Financial Results, Posts 55% Year-on-Year Growth and Guides to Record Revenue in Q4

Long Beach, California. November 12, 2024 – Rocket Lab USA, Inc. (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal third quarter, ended September 30, 2024.

Rocket Lab founder and CEO, Sir Peter Beck, said: “In the third quarter 2024 we once again executed against our end-to-end space strategy with successes and key achievements reached across small and medium launch, as well as space systems. Revenue grew 55% year-on-year to $105 million and we continue to see strong demand growth with our backlog at $1.05 billion. Significant achievements for the quarter included signing a launch service agreement for multiple launches on Neutron with a confidential commercial satellite constellation customer; successfully launching twelve Electron launches year-to-date, making 2024 a record year for launches with more still to come; signing $55 million in new Electron launches, further cementing Electron’s position as a global launch leader; and being selected by NASA to complete a study contract for a proposal to retrieve samples from Mars and return them to Earth as part of a world-first mission. We expect to close out the year strongly with more Electron launches scheduled in November and December, alongside continued progress across Neutron and space systems, that is behind our guidance for a record $125-$135 million revenue quarter in Q4.”

Business Highlights for the Third Quarter 2024, plus updates since September 30, 2024.

Electron:

•
Achieved a new annual launch record of 12 Electron launches to date, with more scheduled across November and December 2024. Electron is the world’s third most-frequently launched rocket annually by vehicle type and remains the United States’ second most-frequently launched rocket annually.
•
Signed several new Electron launch contracts in Q3 2024 with a total value of $55m, demonstrating an increased average selling price of $8.4m and showcasing a 67% pricing increase since the rocket’s debut launch.
•
Successful Electron launches for three separate commercial satellite constellation operators in Q3, including two missions launched within just eight days. In addition to these, Electron’s most recent mission, launched in the fourth quarter on November 5th, 2024, included an expedited turnaround of just 10 weeks between contract signing and launch.

Neutron:

•
Signed a launch service agreement for multiple launches on Neutron with a confidential commercial satellite constellation operator that signifies the beginning of a productive collaboration that could see Neutron deploy the entire constellation.
•
Announced a federal defense contract that supports Neutron and the development of its Archimedes engine with the U.S. Air Force’s Research Laboratory.
•
Doubled engine testing cadence for Archimedes over the quarter at Rocket Lab’s engine test site in Mississippi, alongside strong production execution at the Company’s Engine Development Complex in California which included multiple engines manufactured, assembled, and shipped for engine testing.

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•
Significant progress made across Neutron’s structures and infrastructure, including the completion of construction on the rocket’s Assembly, Integration, and Test (A.I.T.) facility in Virginia.
•
Well-positioned to on-ramp to the U.S. Space Force’s National Security Space Launch (NSSL) Lane 1 program, which began accepting proposals in November 2024 to on-ramp new launch providers to an indefinite delivery indefinite quantity (IDIQ) contract valued at $5.6 billion over a five-year period.

Space Systems:

•
Completed production and delivery of two spacecraft on time and on budget for NASA’s ESCAPADE mission to Mars.
•
Selected by NASA to complete a study contract for a proposal to retrieve samples from Mars and return them to Earth, a first-of-its-kind mission.
•
Completed two new spacecraft for Varda Space Industries to conduct the 2nd and 3rd missions to return in-space manufacturing capsules to Earth.
•
Executed on schedule against the Company’s $515 million prime contract with the Space Development Agency to build 18 spacecraft for its Tranche 2 Transport Layer program.

Fourth Quarter 2024 Guidance

For the fourth quarter of 2024, Rocket Lab expects:

•
Revenue between $125 million and $135 million.
•
GAAP Gross Margins between 26% and 28%.
•
Non-GAAP Gross Margins between 32% and 34%.
•
GAAP Operating Expenses between $84 million and $86 million.
•
Non-GAAP Operating Expenses between $75 million and $77 million.
•
Expected Interest Expense (Income), net $1.5 million.
•
Adjusted EBITDA loss of $27 million and $29 million.
•
Basic Shares Outstanding of 501 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q4 2024 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $12 million to $14 million in Q4 2024.

Conference Call Information

Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our third quarter, to provide our outlook for the fourth quarter, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

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About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier, and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle, a family of spacecraft platforms, and the Company is developing the large Neutron launch vehicle for constellation deployment. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 198 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s spacecraft platforms have been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch pad in Virginia. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Adam Spice

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Murielle Baker

media@rocketlabusa.com

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+ FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the fourth quarter of 2024, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.rocketlabusa.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

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+ USE OF NON-GAAP FINANCIAL MEASURES

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:

+ ADJUSTED EDITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ OTHER NON-GAAP FINANCIAL MEASURES

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

(unaudited; in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues	$104,808	$67,661	$303,826	$184,601
Cost of revenues	76,812	52,694	224,494	148,684
Gross profit	27,996	14,967	79,332	35,917
Operating expenses:
Research and development, net	47,723	26,626	126,139	81,566
Selling, general and administrative	32,172	27,200	91,445	84,386
Total operating expenses	79,895	53,826	217,584	165,952
Operating loss	(51,899)	(38,859)	(138,252)	(130,035)
Other income (expense):
Interest expense, net	(454)	(1,413)	(2,176)	(2,843)
Loss on foreign exchange	(490)	(120)	(465)	(76)
Other income, net	1,848	1,176	3,152	3,519
Total other income (expense), net	904	(357)	511	600
Loss before income taxes	(50,995)	(39,216)	(137,741)	(129,435)
Provision for income taxes	(944)	(1,352)	(89)	(2,639)
Net loss	$(51,939)	$(40,568)	$(137,830)	$(132,074)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.10)	$(0.08)	$(0.28)	$(0.28)
Weighted-average common shares outstanding:
Basic and diluted	497,701,715	484,034,071	493,976,025	480,018,578

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2024 AND DECEMBER 31, 2023

(unaudited; in thousands, except share and per share data)

	September 30, 2024	December 31,
	(unaudited)	2023
Assets
Current assets:
Cash and cash equivalents	$292,470	$162,518
Marketable securities, current	149,919	82,255
Accounts receivable, net	22,148	35,176
Contract assets	49,461	12,951
Inventories	114,435	107,857
Prepaids and other current assets	67,066	66,949
Assets held for sale	—	9,016
Total current assets	695,499	476,722
Non-current assets:
Property, plant and equipment, net	170,983	145,409
Intangible assets, net	61,582	68,094
Goodwill	71,020	71,020
Right-of-use assets - operating leases	53,985	59,401
Right-of-use assets - finance leases	14,518	14,987
Marketable securities, non-current	61,292	79,247
Restricted cash	4,322	3,916
Deferred income tax assets, net	1,419	3,501
Other non-current assets	18,409	18,914
Total assets	$1,153,029	$941,211
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$42,434	$29,303
Accrued expenses	8,063	5,590
Employee benefits payable	19,335	16,342
Contract liabilities	167,129	139,338
Current installments of long-term borrowings	11,758	17,764
Other current liabilities	20,480	15,036
Total current liabilities	269,199	223,373
Non-current liabilities:
Convertible senior notes, net	344,865	—
Long-term borrowings, net, excluding current installments	46,915	87,587
Non-current operating lease liabilities	51,906	56,099
Non-current finance lease liabilities	15,042	15,238
Deferred tax liabilities	726	426
Other non-current liabilities	4,541	3,944
Total liabilities	733,194	386,667
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 499,700,976 and 488,923,055 at September 30, 2024 and December 31, 2023, respectively	50	49
Additional paid-in capital	1,178,828	1,176,484
Accumulated deficit	(761,356)	(623,526)
Accumulated other comprehensive income	2,313	1,537
Total stockholders’ equity	419,835	554,544
Total liabilities and stockholders’ equity	$1,153,029	$941,211

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

(unaudited; in thousands)

	For the Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(137,830)	$(132,074)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	24,516	21,577
Stock-based compensation expense	39,944	43,398
(Gain) loss on disposal of assets	(2,356)	240
Loss on extinguishment of long-term debt	1,330	—
Amortization of debt issuance costs and discount	2,272	2,166
Noncash lease expense	4,437	4,062
Change in the fair value of contingent consideration	(218)	1,138
Accretion of marketable securities purchased at a discount	(2,272)	(3,399)
Deferred income taxes	2,310	644
Changes in operating assets and liabilities:
Accounts receivable, net	12,928	13,798
Contract assets	(36,510)	(3,592)
Inventories	(7,118)	(10,933)
Prepaids and other current assets	1,951	(15,819)
Other non-current assets	544	(10,712)
Trade payables	13,853	12,026
Accrued expenses	2,980	(2,187)
Employee benefits payables	3,525	5,285
Contract liabilities	27,791	25,450
Other current liabilities	4,088	(4,632)
Non-current lease liabilities	(4,321)	(3,316)
Other non-current liabilities	1,653	230
Net cash used in operating activities	(46,503)	(56,650)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(45,539)	(44,293)
Proceeds on disposal of assets, net	11,756	—
Cash paid for asset acquisition	—	(16,934)
Purchases of marketable securities	(149,548)	(207,266)
Maturities of marketable securities	102,930	219,340
Net cash used in investing activities	(80,401)	(49,153)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options	2,074	2,293
Proceeds from Employee Stock Purchase Plan	4,098	3,780
Proceeds from sale of employees restricted stock units to cover taxes	14,991	12,390
Minimum tax withholding paid on behalf of employees for restricted stock units	(15,169)	(12,352)
Payment of contingent consideration	—	(1,000)
Purchase of capped calls related to issuance of convertible senior notes	(43,168)	—
Proceeds from issuance of convertible senior notes	355,000	—
Repayments on Trinity Loan Agreement	(48,853)	—
Payment of debt issuance costs	(12,205)	—
Finance lease principal payments	(269)	(248)
Net cash provided by financing activities	256,499	4,863
Effect of exchange rate changes on cash and cash equivalents	763	(439)
Net increase (decrease) in cash and cash equivalents and restricted cash	130,358	(101,379)
Cash and cash equivalents, and restricted cash, beginning of period	166,434	245,871
Cash and cash equivalents, and restricted cash, end of period	$296,792	$144,492

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
NET LOSS	$(51,939)	$(40,568)	$(137,830)	$(132,074)
Depreciation	4,793	4,237	14,513	11,463
Amortization	3,302	3,555	10,003	10,114
Stock-based compensation expense	12,896	14,098	39,944	43,398
Transaction costs	23	142	407	311
Interest expense, net	454	1,413	2,176	2,843
Change in fair value of contingent consideration	—	(462)	(218)	1,138
Performance reserve escrow	—	1,800	—	5,426
Provision for income taxes	944	1,352	89	2,639
Loss on foreign exchange	490	120	465	76
Accretion of marketable securities purchased at a discount	(666)	(1,447)	(2,272)	(3,601)
(Gain) loss on disposal of assets	(1,164)	213	(2,356)	240
Employee retention credit	—	—	—	(3,841)
Loss on extinguishment of debt	—	—	1,330	—
ADJUSTED EBITDA	$(30,867)	$(15,547)	$(73,749)	$(61,868)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
GAAP Gross profit	$27,996	$14,967	$79,332	$35,917
Stock-based compensation	3,029	3,182	10,205	10,325
Amortization of purchased intangibles and favorable lease	1,763	1,710	5,247	5,129
Performance reserve escrow	—	76	—	209
Employee retention credit	—	—	—	(2,130)
Non-GAAP Gross profit	$32,788	$19,935	$94,784	$49,450
Non-GAAP Gross margin	31.3%	29.5%	31.2%	26.8%

GAAP Research and development, net	$47,723	$26,626	$126,139	$81,566
Stock-based compensation	(4,626)	(6,219)	(13,660)	(17,893)
Amortization of purchased intangibles and favorable lease	(302)	(315)	(686)	(333)
Employee retention credit	—	—	—	631
Non-GAAP Research and development, net	$42,795	$20,092	$111,793	$63,971

GAAP Selling, general and administrative	$32,172	$27,200	$91,445	$84,386
Stock-based compensation	(5,241)	(4,697)	(16,079)	(15,180)
Amortization of purchased intangibles and favorable lease	(960)	(1,378)	(3,274)	(4,207)
Transaction costs	(23)	(142)	(407)	(311)
Performance reserve escrow	—	(1,724)	—	(5,217)
Change in fair value of contingent consideration	—	462	218	(1,138)
Employee retention credit	—	—	—	1,080
Non-GAAP Selling, general and administrative	$25,948	$19,721	$71,903	$59,413

GAAP Operating expenses	$79,895	$53,826	$217,584	$165,952
Stock-based compensation	(9,867)	(10,916)	(29,739)	(33,073)
Amortization of purchased intangibles and favorable lease	(1,262)	(1,693)	(3,960)	(4,540)
Transaction costs	(23)	(142)	(407)	(311)
Performance reserve escrow	—	(1,724)	—	(5,217)
Change in fair value of contingent consideration	—	462	218	(1,138)
Employee retention credit	—	—	—	1,711
Non-GAAP Operating expenses	$68,743	$39,813	$183,696	$123,384

GAAP Operating loss	$(51,899)	$(38,859)	$(138,252)	$(130,035)
Total non-GAAP adjustments	15,944	18,981	49,340	56,101
Non-GAAP Operating loss	$(35,955)	$(19,878)	$(88,912)	$(73,934)

GAAP Total other income (expense), net	$904	$(357)	$511	$600
Loss on foreign exchange	490	120	465	76
(Gain) loss on disposal of assets	(1,164)	213	(2,356)	240
Loss on extinguishment of debt	—	—	1,330	—
Non-GAAP Total other income (expense), net	$230	$(24)	$(50)	$916

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